UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 6, 2026
 _________________________
WEBSTER FINANCIAL CORPORATION
 _________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Elm Street, Stamford, Connecticut 06902
(Address and zip code of principal executive offices)

203-578-2202
(Registrant’s telephone number, including area code)
______________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WBS	New York Stock Exchange
Depositary Shares, each representing 1/1000th interest in a share of 5.25% Series F Non-Cumulative Perpetual Preferred Stock	WBS-PrF	New York Stock Exchange
Depositary Shares, each representing 1/40th interest in a share of 6.50% Series G Non-Cumulative Perpetual Preferred Stock	WBS-PrG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 6, 2026, Webster Financial Corporation (the “Company”), the holding company for Webster Bank, National Association (the “Bank” and, together with the Company, “Webster”), appointed Kristen Antonopoulos as the Chief Accounting Officer of Webster. In connection with Ms. Antonopoulos’ appointment, Gregory S. Madar has relinquished the role of Interim Chief Accounting Officer for Webster. Mr. Madar will remain as the Senior Managing Director, Corporate Controller of the Bank.
Ms. Antonopoulos, age 43, has over 20 years of relevant experience. She previously worked for American Express in a variety of roles from 2006 to 2025, and most recently served as the Vice President – Finance since 2020. Ms. Antonopoulos received a Bachelor of Science in Accounting from Western Connecticut State University and an Master of Business Administration in Finance and Accounting from New York University.
There are no arrangements or understandings between Ms. Antonopoulos and any other person pursuant to which Ms. Antonopoulos was appointed to serve as Chief Accounting Officer of Webster. There are no family relationships between Ms. Antonopoulos and any director or executive officer of Webster. There have been no transactions nor are there any proposed transactions between Webster and Ms. Antonopoulos that would require disclosure pursuant to Item 404(a) of Regulation S-K.
Compensatory Arrangements of Certain Officers
Effective January 6, 2026, Ms. Antonopoulos will participate in the components of the Company’s executive compensation program, including various retirement and savings plans, health and welfare programs, and other benefits, which are described in the Company’s 2025 Proxy Statement.
Ms. Antonopoulos entered into the Company’s standard Change in Control Agreement and Non-Competition Agreement with the Company on January 6, 2026, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference. Both the Change in Control Agreement and Non-Competition Agreement provide post-termination payments as generally described under “Potential Payments Upon Termination or Change in Control” of the “Executive Compensation” section of the Company’s 2025 Proxy Statement. Upon certain change in control events, Ms. Antonopoulos is entitled to an amount equal to the sum of her base salary and her cash incentive award target.

Item 9.01	Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description
10.1	Change in Control Agreement, dated as of January 6, 2026, by and between Webster Financial Corporation and Kristen Antonopoulos
10.2	Non-Competition Agreement, dated as of January 6, 2026, by and between Webster Financial Corporation and Kristen Antonopoulos
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION
(Registrant)

Date: January 9, 2026	/s/ Kristy Berner
Kristy Berner
Executive Vice President and General Counsel